UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 14, 2025

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Merritt 7, 4th Floor	Norwalk	Connecticut	06851
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2025, the Board of Directors of Terex Corporation (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”), effective as of such date.

The modifications contained in the Bylaws include, among other things, the following:

•updating of provisions related to procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings;
•requiring that a stockholder soliciting proxies from other stockholders use a proxy card color other than white;
•conforming certain provisions to recent amendments to the Delaware General Corporation Law;
•updating the state law exclusive forum provision to specify the Delaware Court of Chancery; and
•incorporating various other updates and administrative, technical, clarifying and conforming changes.

The foregoing summary of the amendments to the Corporation’s Bylaws does not purport to be complete and is qualified in all respects by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company’s Annual Meeting was held on May 14, 2025.

(b) At the Annual Meeting, the Company’s stockholders (i) elected Paula H. J. Cholmondeley, Donald DeFosset, Simon Meester, Sandie O’Connor, Christopher Rossi, Andra Rush, David A. Sachs and Seun Salami to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, (ii) approved in an advisory vote the compensation of the Company’s named executive officers, and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The voting results for each matter submitted to a vote of stockholders at the Company’s Annual Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes

Proposal 1: Election of Directors:
Paula H. J. Cholmondeley	57,370,806	878,304	26,612	4,262,508
Donald DeFosset	56,292,116	1,955,205	28,401	4,262,508
Simon Meester	57,540,556	700,993	34,173	4,262,508
Sandie O'Connor	56,270,983	1,977,336	27,403	4,262,508
Christopher Rossi	57,069,290	1,177,833	28,599	4,262,508
Andra Rush	57,095,976	1,151,919	27,827	4,262,508
David Sachs	56,319,634	1,928,029	28,059	4,262,508
Seun Salami	58,063,301	154,167	58,254	4,262,508

	For	Against	Abstain	Broker Non-Votes
Proposal 2: Advisory vote on the compensation of the Company’s named executive officers	56,419,026	1,793,940	62,756	4,262,508
	1 Year	2 Years	3 Years	Abstain
Proposal 3:Ratification of the selection of KPMG LLP as independent registered public accounting firm for the Company for 2025	62,386,892	107,924	43,414	-0-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated Bylaws of Terex Corporation, dated as of May 14, 2025.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2025

TEREX CORPORATION

By: /s/Scott J. Posner
Scott J. Posner
Senior Vice President
Secretary and General
Counsel